UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2007

LINCOLN BANCORP
(Exact name of registrant as specified in its charter)

INDIANA	000-25219	35-2055553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 Southfield Drive, Plainfield, Indiana		46168-0510
(Address of principal executive offices)		(Zip Code)

(317) 839-6539
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2006, the Securities and Exchange Commission approved a new NASDAQ listing standard which requires listed companies to be eligible for participation in the Direct Registration System (“DRS”), which is currently administered by the Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.  To meet DRS requirements and comply with the new NASDAQ listing standards, the Board of Directors of the Corporation amended Article VI of the Corporation’s Code of By-Laws (the “By-Laws”), effective as of November 20, 2007, to permit the issuance of uncertificated shares, upon adoption by the Corporation’s Board of Directors of a resolution authorizing such issuance.

On November 20, 2007, the Corporation’s Board of Directors also adopted additional amendments to update the By-Laws.  Section 1 of Article IV of the By-Laws was amended to add Brown and Morgan Counties to the list of Indiana counties in which directors must have their primary domicile and to the list of locations at which non-employee directors must have served as members of a civic or community organization prior to their nomination to the Board. Section 2 of Article V and Section 4 of Article IV were amended to provide for the election of officers at the January Board Meeting instead of the Annual Board Meeting, unless otherwise determined by the Board, and Section 4 of Article IV also was amended to provide that the Board will determine the place at which the Annual Board Meeting will be held.  Section 1 of Article I was amended to update the address of the Corporation’s principal office, and references to Executive Vice Presidents and Senior Vice Presidents were added to Sections 1 and 6 of Article V.

The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report, and amended Article VI and the other amendments to the By-Laws referred to above are incorporated herein by reference.

Item 8.01   Other Events.

On November 20, 2007, the Corporation’s Board of Directors approved the repurchase of up to 265,600 shares of stock in the open market or in block transactions.An additional 44,433 shares  were  repurchased under the stock repurchase program the Corporation announced on April 23, 2003. Additionally, the Board approved the acquisition of an additional 18,067 shares to complement the last block purchase of stock on October 29, 2007.  This concluded the April 23, 2003 stock repurchase program.  A copy of the press release announcing the new repurchase program is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
3.1	Amended and Restated Code of By-Laws of Lincoln Bancorp
99.1	Press Release Released November 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 26, 2007	LINCOLN BANCORP

	By:	/s/ Jerry R. Engle
Jerry R. Engle, President and Chief Executive Officer